                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    FIRST FRANKLIN MORTGAGE LOAN TRUST,
                        SERIES 2004-FFC

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $364,645,000 (APPROXIMATE)
                       FIRST FRANKLIN MORTGAGE LOAN TRUST
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2004-FFC

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                         FIRST FRANKLIN FINANCIAL CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                               DECEMBER [20], 2004

----------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    FIRST FRANKLIN MORTGAGE LOAN TRUST,
                        SERIES 2004-FFC

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

----------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    FIRST FRANKLIN MORTGAGE LOAN TRUST,
                        SERIES 2004-FFC
                        COLLATERAL SUMMARY

Aggregate Outstanding Principal Balance             $397,867,023
Aggregate Original Principal Balance                $400,252,763
Number of Mortgage Loans                                   8,048
                                                    ------------

                               MINIMUM   MAXIMUM   AVERAGE (1)
                               -------   -------   -----------
Original Principal Balance     $ 10,000  $250,000    $ 49,733
Outstanding Principal Balance  $     88  $248,741    $ 49,437
                               --------  --------    --------

                              MINIMUM  MAXIMUM  WEIGHTED AVERAGE (2)
                              -------  -------  --------------------
Original Term (mos)             120       360            232
Stated remaining Term (mos)     113       354            225
Loan Age (mos)                    5        12              7
Current Interest Rate:        5.875%   12.250%         9.224%
Original Loan-to-Value        28.52%   100.00%         99.29%
Credit Score                    558       813            670
                              -----    ------          -----

                EARLIEST      LATEST
                --------      ------
Maturity Date  05/01/2014    06/01/2034

LIEN POSITION   PERCENT OF MORTGAGE POOL
-------------   ------------------------
2nd Lien               100.00%

OCCUPANCY     PERCENT OF MORTGAGE POOL
---------     ------------------------
Primary              99.99%
Second Home           0.00%
Investment            0.01%
                     -----

LOAN TYPE   PERCENT OF MORTGAGE POOL
---------   ------------------------
Fixed Rate           100.00%
                     ------

AMORTIZATION TYPE  PERCENT OF MORTGAGE POOL
-----------------  ------------------------
Fully Amortizing            3.77%
Balloon                    96.23%
                           -----

YEAR OF ORIGINATION  PERCENT OF MORTGAGE POOL
-------------------  ------------------------
2003                         0.05%
2004                        99.95%
                            -----

LOAN PURPOSE              PERCENT OF MORTGAGE POOL
-----------               ------------------------
Purchase                          91.39%
Refinance - Rate/Term              1.59%
Refinance - Cashout                7.02%
                                  -----

PROPERTY TYPE             PERCENT OF MORTGAGE POOL
-------------             ------------------------
Single Family Residence           64.26%
Condominium                       10.69%
Two-Family                         2.63%
Planned Unit Development          22.43%
                                  -----

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]      FIRST FRANKLIN MORTGAGE LOAN TRUST,
                          SERIES 2004-FFC
                          COLLATERAL SUMMARY

MORTGAGE RATES

                              NUMBER       AGGREGATE   PERCENT                 WEIGHTED    AVERAGE     WEIGHTED
                                OF         PRINCIPAL      OF      WEIGHTED     AVERAGE    PRINCIPAL     AVERAGE       PERCENT
                             MORTGAGE       BALANCE    MORTGAGE    AVERAGE      CREDIT     BALANCE     ORIGINAL         FULL
RANGE OF MORTGAGE RATES       LOANS       OUTSTANDING    POOL      COUPON        SCORE   OUTSTANDING      LTV       DOCUMENTATION
------------------------    ---------    ------------  --------   --------    ---------  -----------   ---------    --------------
7.500% or less                   91      $  7,410,911    1.86%      7.210%       706       $81,439       90.64%         100.00%
7.501% to 8.000%              2,039       110,575,283   27.79       7.845        720        54,230       99.62           99.87
8.001% to 8.500%              1,118        58,791,556   14.78       8.301        691        52,586       99.42           96.82
8.501% to 9.000%              1,074        59,159,969   14.87       8.845        662        55,084       99.39           97.79
9.001% to 9.500%                770        37,914,559    9.53       9.326        652        49,240       99.07           97.69
9.501% to 10.000%               293        13,210,025    3.32       9.725        649        45,085       99.59           94.60
10.001% to 10.500%               41         1,995,895    0.50      10.292        638        48,680       94.70           85.47
10.501% to 11.000%              634        31,813,438    8.00      10.974        628        50,179       99.14          100.00
11.001% to 11.500%            1,248        51,363,172   12.91      11.375        620        41,156       99.65          100.00
11.501% to 12.000%              733        25,405,590    6.39      11.769        610        34,660       99.85          100.00
12.001% to 12.500%                7           226,625    0.06      12.203        611        32,375       99.99          100.00
                             ------      ------------  ------      ------        ---       -------       -----          ------
TOTAL:                        8,048      $397,867,023  100.00%      9.224%       670       $49,437       99.29%          98.69%
                             ------      ------------  ------      ------        ---       -------       -----          ------

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.875% per annum to 12.250% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 9.224% per annum.

REMAINING MONTHS TO STATED MATURITY

                                             AGGREGATE                           WEIGHTED    AVERAGE     WEIGHTED
                               NUMBER OF     PRINCIPAL    PERCENT OF   WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE      PERCENT
RANGE OF                       MORTGAGE      BALANCE       MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL      FULL
REMAINING TERMS (MONTHS)         LOANS      OUTSTANDING      POOL       COUPON    SCORE    OUTSTANDING     LTV     DOCUMENTATION
------------------------       ---------   ------------   ----------   --------  --------  -----------   --------  -------------
109 TO 120                          9      $    333,585      0.08%      8.956%      686    $  37,065      100.00%     100.00%
169 TO 180                      1,254        54,727,200     13.76       9.167       665       43,642       99.33       98.35
217 TO 228                          1            27,867      0.01      11.500       626       27,867      100.00      100.00
229 TO 240                      6,780       342,648,456     86.12       9.233       671       50,538       99.28       98.75
349 TO 360                          4           129,915      0.03      10.117       654       32,479      100.00      100.00
                               ------      ------------   -------      ------    ------    ---------     -------   ---------
 TOTAL:                         8,048      $397,867,023    100.00%      9.224%      670    $  49,437       99.29%      98.69%
                               ------      ------------   -------      ------    ------    ---------     -------   ---------

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 113 months to 354 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 225 months.

-----------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]           COMPUTATIONAL MATERIALS FOR
                               FIRST FRANKLIN MORTGAGE LOAN TRUST,
                               SERIES 2004-FFC
                               COLLATERAL SUMMARY

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                              AGGREGATE                           WEIGHTED    AVERAGE     WEIGHTED
                                  NUMBER OF   PRINCIPAL    PERCENT OF   WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE        PERCENT
RANGE OF ORIGINAL MORTGAGE LOAN    MORTGAGE    BALANCE      MORTGAGE      AVERAGE   CREDIT     BALANCE     ORIGINAL        FULL
PRINCIPAL BALANCES                  LOANS    OUTSTANDING      POOL       COUPON    SCORE    OUTSTANDING     LTV       DOCUMENTATION
------------------                  -----    -----------    ----------   --------  --------  -----------   --------  ---------------
$1 to $25,000                      1,341    $ 26,729,459       6.72%      9.688%    651      $  19,932     99.62%        99.46%
$25,001 to $50,000                 3,761     135,158,764      33.97       9.550     662         35,937     99.64         98.86
$50,001 to $75,000                 1,639     100,523,052      25.27       9.340     668         61,332     99.55         98.78
$75,001 to $100,000                  748      63,742,473      16.02       8.981     680         85,217     99.12         98.13
$100,001 to $125,000                 324      36,003,026       9.05       8.679     686        111,120     99.41         97.44
$125,001 to $150,000                 144      20,061,832       5.04       8.581     682        139,318     98.87        100.00
$150,001 to $175,000                  73      11,836,920       2.98       8.054     712        162,150     98.17         98.57
$175,001 to $200,000                  12       2,323,939       0.58       7.851     686        193,662     87.53        100.00
$225,001 to $250,000                   6       1,487,558       0.37       7.167     675        247,926     80.86        100.00
                                   -----    ------------     ------       -----     ---      ---------     -----        ------
TOTAL:                             8,048    $397,867,023     100.00%      9.224%    670      $  49,437     99.29%        98.69%
                                   -----    ------------     ------       -----     ---      ---------     -----        ------

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $26 to approximately $199,692 and the average outstanding principal balance of the Mortgage Loans was approximately $37,827.

PRODUCT TYPES

                                        AGGREGATE                              WEIGHTED     AVERAGE    WEIGHTED
                           NUMBER OF    PRINCIPAL    PERCENT OF   WEIGHTED      AVERAGE    PRINCIPAL    AVERAGE      PERCENT
                            MORTGAGE     BALANCE      MORTGAGE     AVERAGE      CREDIT      BALANCE    ORIGINAL        FULL
PRODUCT TYPE                 LOANS     OUTSTANDING     POOL        COUPON        SCORE    OUTSTANDING     LTV      DOCUMENTATION
------------                 -----     -----------     ----        ------        -----    -----------     ---      -------------
 10 Year Fixed Loans             1    $     39,044      0.01%       7.875%        700      $  39,044     100.00%      100.00%
 15 Year Fixed Loans            31         855,913      0.22        8.515         681         27,610      99.99       100.00
 20 Year Fixed Loans           354      13,964,602      3.51        9.319         671         39,448      98.95        98.98
 30 Year Fixed Loans             4         129,915      0.03       10.117         654         32,479     100.00       100.00
 10/30 Balloon Loans             8         294,541      0.07        9.099         684         36,818     100.00       100.00
 15/30 Balloon Loans         1,223      53,871,287     13.54        9.178         664         44,048      99.32        98.32
 20/30 Balloon Loans         6,427     328,711,721     82.62        9.230         671         51,145      99.30        98.74
                             -----    ------------    ------        -----         ---      ---------     ------      -------
 TOTAL:                      8,048    $397,867,023    100.00%       9.224%        670      $  49,437      99.29%       98.69%
                             -----    ------------    ------        -----         ---      ---------     ------      -------

-----------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]           COMPUTATIONAL MATERIALS FOR
                               FIRST FRANKLIN MORTGAGE LOAN TRUST,
                               SERIES 2004-FFC
                               COLLATERAL SUMMARY

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                            AGGREGATE     PERCENT              WEIGHTED       AVERAGE      WEIGHTED
                              NUMBER OF     PRINCIPAL       OF       WEIGHTED   AVERAGE      PRINCIPAL      AVERAGE       PERCENT
                              MORTGAGE       BALANCE      MORTGAGE    AVERAGE   CREDIT       BALANCE       ORIGINAL         FULL
GEOGRAPHIC DISTRIBUTION         LOANS      OUTSTANDING     POOL       COUPON     SCORE      OUTSTANDING       LTV      DOCUMENTATION
-----------------------         -----     -----------      ----       ------     -----      -----------       ---      -------------
Alabama                          38       $  1,089,717      0.27%     10.010%      661     $     28,677       99.99%       97.07%
Arizona                         162          5,795,173      1.46       9.842       652           35,773       99.71        97.42
Arkansas                          1             52,818      0.01       8.875       668           52,818      100.00       100.00
California                    2,874        205,570,208     51.67       8.947       679           71,528       99.07        98.73
Colorado                        287         12,345,510      3.10       9.756       651           43,016       99.74        98.67
Connecticut                      44          2,012,536      0.51       9.096       664           45,739       98.64       100.00
Delaware                          3             94,853      0.02       9.215       669           31,618       98.91       100.00
District of Columbia              3            256,463      0.06       7.716       667           85,488       89.23       100.00
Florida                         516         19,840,825      4.99       9.616       658           38,451       99.48        98.73
Georgia                         268          9,794,572      2.46      10.239       647           36,547       99.62        98.72
Idaho                            38            969,962      0.24       9.753       665           25,525       99.76       100.00
Illinois                        157          6,486,624      1.63       9.897       656           41,316       99.05        97.88
Indiana                          24            636,290      0.16       9.940       659           26,512       99.99       100.00
Iowa                             10            234,200      0.06       9.544       676           23,420      100.00       100.00
Kansas                           15            675,025      0.17       8.737       693           45,002       95.84       100.00
Kentucky                         42          1,046,987      0.26       9.823       662           24,928       99.81       100.00
Louisiana                        15            372,444      0.09       9.233       667           24,830      100.00       100.00
Maine                            18            573,212      0.14       9.075       686           31,845       99.99       100.00
Maryland                        192          9,378,838      2.36       9.744       655           48,848       98.85        99.18
Massachusetts                   125          6,858,535      1.72       9.131       674           54,868       99.25        99.26
Michigan                        146          5,025,329      1.26       9.994       649           34,420       99.89        99.46
Minnesota                       172          6,870,026      1.73       9.724       658           39,942       99.72        99.14
Missouri                         61          1,692,596      0.43       9.943       650           27,747       99.67        97.72
Nebraska                         13            387,126      0.10      10.351       646           29,779       99.90        89.85
Nevada                          120          5,582,066      1.40       9.325       661           46,517       99.15        97.26
New Hampshire                    24          1,097,933      0.28       9.354       670           45,747       99.87       100.00
New Jersey                       26          1,321,864      0.33       9.190       678           50,841       97.80       100.00
New Mexico                       24            670,140      0.17       9.767       650           27,922       99.98        89.78
New York                         44          3,050,451      0.77       8.921       685           69,328       98.01        95.47
North Carolina                  125          4,097,534      1.03       9.749       660           32,780       99.81       100.00
Ohio                            173          4,965,421      1.25       9.940       660           28,702       99.87       100.00
Oklahoma                         13            288,303      0.07       9.744       659           22,177       99.99       100.00
Oregon                          474         17,291,304      4.35       9.063       675           36,480       99.72        98.15
Pennsylvania                     53          1,830,138      0.46       9.495       672           34,531       99.50       100.00
Rhode Island                     28          1,373,246      0.35       9.055       685           49,045       99.32       100.00
South Carolina                   48          1,613,224      0.41       9.776       665           33,609       99.96        98.36
South Dakota                      5            126,181      0.03       9.646       659           25,236      100.00       100.00
Tennessee                       363          9,363,557      2.35       8.000       640           25,795       99.70        99.78
Texas                           524         17,230,849      4.33       9.629       666           32,883       99.72        99.05
Utah                            238          7,535,773      1.89       9.736       665           31,663       99.88        96.47
Vermont                           1             36,352      0.01      11.750       603           36,352      100.00       100.00
Virginia                         80          4,187,803      1.05       9.590       666           52,348       99.53       100.00
Washington                      374         15,492,230      3.89       9.449       668           41,423       99.66        98.83
West Virginia                     3             84,611      0.02      10.707       630           28,204      100.00       100.00
Wisconsin                        84          2,568,176      0.65       9.695       656           30,574       99.88        96.00
                              -----       ------------    ------       -----       ---     ------------       -----        -----
TOTAL:                        8,048       $397,867,023    100.00%      9.224%      670     $     49,437       99.29%       98.69%
                              -----       ------------    ------       -----       ---     ------------       -----        -----

No more than approximately 0.40% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

--------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    FIRST FRANKLIN MORTGAGE LOAN TRUST,
                        SERIES 2004-FFC
                        COLLATERAL SUMMARY

ORIGINAL LOAN-TO-VALUE RATIOS

                                       AGGREGATE                              WEIGHTED      AVERAGE       WEIGHTED
                         NUMBER OF     PRINCIPAL    PERCENT OF    WEIGHTED     AVERAGE      PRINCIPAL     AVERAGE       PERCENT
 RANGE OF ORIGINAL       MORTGAGE       BALANCE      MORTGAGE     AVERAGE      CREDIT        BALANCE      ORIGINAL       FULL
 LOAN-TO-VALUE RATIOS      LOANS      OUTSTANDING      POOL        COUPON       SCORE      OUTSTANDING      LTV      DOCUMENTATION
---------------------    ---------    ------------  ----------    --------    ---------   ------------    --------   -------------
50.00% or less                 1      $     27,865      0.01%      7.990%         607     $     27,865     28.52%       100.00%
55.01% to 60.00%               2           346,297      0.09       8.188          628          173,148     56.89        100.00
70.01% to 75.00%               1           246,587      0.06       7.125          658          246,587     73.93        100.00
75.01% to 80.00%              12         1,360,939      0.34       8.266          634          113,412     79.62        100.00
80.01% to 85.00%              20         1,579,206      0.40       7.964          660           78,960     83.77        100.00
85.01% to 90.00%             112         6,660,429      1.67       8.817          658           59,468     89.39         97.49
90.01% to 95.00%             294        18,912,557      4.75       9.039          666           64,328     94.59         98.67
95.01% to 100.00%          7,606       368,733,143     92.68       9.252          671           48,479     99.91         98.70
                           -----      ------------    ------       -----          ---     ------------     -----        ------
TOTAL:                     8,048      $397,867,023    100.00%      9.224%         670     $     49,437     99.29%         98.6%
                           =====      ============    ======       =====          ===     ============     =====        ======

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 28.52% to 100.00%. The weighted average Combined Loan-to-Value Ratio of the Mortgage Loans was approximately 99.29% and the weighted average Second Lien ratio for the Mortgage Loans was approximately 19.65%.

LOAN PURPOSE

                                       AGGREGATE                              WEIGHTED      AVERAGE       WEIGHTED
                         NUMBER OF     PRINCIPAL    PERCENT OF    WEIGHTED     AVERAGE      PRINCIPAL     AVERAGE      PERCENT
                          MORTGAGE      BALANCE      MORTGAGE     AVERAGE      CREDIT       BALANCE       ORIGINAL      FULL
LOAN PURPOSE               LOANS      OUTSTANDING      POOL       COUPON        SCORE     OUTSTANDING       LTV      DOCUMENTATION
---------------------    ---------    ------------  ----------    --------    ---------   ------------    --------   -------------
Purchase                   7,330      $363,609,763     91.39%      9.192%         672     $     49,606     99.47%        98.72%
Refinance - Cashout          586        27,925,953      7.02       9.615          650           47,655     97.87         98.64
Refinance - Rate Term        132         6,331,306      1.59       9.323          654           47,964     95.21         97.47
                           -----      ------------    ------       -----          ---     ------------     -----        ------
TOTAL:                     8,048      $397,867,023    100.00%      9.224%         670     $     49,437     99.29%        98.69%
                           =====      ============    ======       =====          ===     ============     =====        ======

TYPES OF MORTGAGED PROPERTIES

                                       AGGREGATE                              WEIGHTED      AVERAGE       WEIGHTED
                         NUMBER OF     PRINCIPAL    PERCENT OF    WEIGHTED     AVERAGE      PRINCIPAL     AVERAGE      PERCENT
                         MORTGAGE      BALANCE       MORTGAGE     AVERAGE      CREDIT       BALANCE       ORIGINAL      FULL
  PROPERTY TYPE            LOANS      OUTSTANDING      POOL       COUPON       SCORE      OUTSTANDING       LTV      DOCUMENTATION
  -------------          ---------    ------------  ----------    --------    ---------   ------------    --------   -------------
Single Family Residence    5,326      $255,659,458     64.26%      9.257%         669     $     48,002     99.30%        98.64%
Condominium                  816        42,532,276     10.69       8.937          680           52,123     99.57         99.03
Two-Family                   177        10,444,981      2.63       8.663          688           59,011     97.87         98.68
Planned Unit Development   1,729        89,230,308     22.43       9.332          668           51,608     99.31         98.69
                           -----      ------------    ------       -----          ---     ------------     -----        ------
TOTAL:                     8,048      $397,867,023    100.00%      9.224%         670     $     49,437     99.29%        98.69%
                           =====      ============    ======       =====          ===     ============     =====        ======

-------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    FIRST FRANKLIN MORTGAGE LOAN TRUST,
                        SERIES 2004-FFC
                        COLLATERAL SUMMARY

DOCUMENTATION SUMMARY

                                       AGGREGATE                              WEIGHTED      AVERAGE       WEIGHTED
                         NUMBER OF     PRINCIPAL    PERCENT OF    WEIGHTED     AVERAGE      PRINCIPAL     AVERAGE      PERCENT
                         MORTGAGE      BALANCE       MORTGAGE     AVERAGE      CREDIT       BALANCE       ORIGINAL      FULL
DOCUMENTATION              LOANS      OUTSTANDING      POOL       COUPON       SCORE      OUTSTANDING       LTV      DOCUMENTATION
-------------            ---------    ------------  ----------    --------    ---------   ------------    --------   -------------
 Full Documentation        7,955      $392,671,769     98.69%      9.228%         670     $     49,362     99.29%       100.00%
 Limited Income
   Verification               92         5,075,873      1.28       8.937          684           55,173     99.30          0.00
 No Income Verification        1           119,380      0.03       7.625          714          119,380     95.24          0.00
                           -----      ------------    ------       -----          ---     ------------     -----        ------
TOTAL:                     8,048      $397,867,023    100.00%      9.224%         670     $     49,437     99.29%        98.69%
                           =====      ============    ======       =====          ===     ============     =====        ======

OCCUPANCY TYPES

                                       AGGREGATE                              WEIGHTED      AVERAGE       WEIGHTED
                         NUMBER OF     PRINCIPAL    PERCENT OF    WEIGHTED     AVERAGE      PRINCIPAL     AVERAGE      PERCENT
                         MORTGAGE      BALANCE       MORTGAGE     AVERAGE      CREDIT       BALANCE       ORIGINAL      FULL
  OCCUPANCY                LOANS      OUTSTANDING      POOL       COUPON       SCORE      OUTSTANDING       LTV      DOCUMENTATION
  ---------              ---------    ------------  ----------    --------    ---------   ------------    --------   -------------
Primary                    8,047      $397,832,307     99.99%        9.224%       670     $     49,439     99.29%        98.69%
 Investment                    1            34,715      0.01        11.250        635           34,715    100.00        100.00
                           -----      ------------    ------       -------        ---     ------------    ------        ------
TOTAL:                     8,048      $397,867,023    100.00%        9.224%       670     $     49,437     99.29%        98.69%
                           =====      ============    ======       =======        ===     ============    ======        ======

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOAN AGE SUMMARY

                                       AGGREGATE                              WEIGHTED      AVERAGE       WEIGHTED
                         NUMBER OF     PRINCIPAL    PERCENT OF    WEIGHTED     AVERAGE      PRINCIPAL     AVERAGE      PERCENT
 MORTGAGE LOAN AGE       MORTGAGE      BALANCE       MORTGAGE     AVERAGE      CREDIT       BALANCE       ORIGINAL      FULL
     (MONTHS)              LOANS      OUTSTANDING      POOL       COUPON       SCORE      OUTSTANDING       LTV      DOCUMENTATION
 -----------------       ---------    ------------  ----------    --------    ---------   ------------    --------   -------------
5                             14      $    574,680      0.14%        9.368%       668     $     41,049    100.00%       100.00%
6                          3,953       194,165,148     48.80         9.127        672           49,118     99.35         98.74
7                          3,783       188,210,715     47.30         9.299        669           49,752     99.25         98.65
8                            277        13,721,228      3.45         9.551        665           49,535     98.96         98.49
9                             11           729,901      0.18         9.109        681           66,355     99.63        100.00
10                             7           254,678      0.06         9.759        679           36,383     99.43        100.00
11                             2           182,806      0.05         9.510        657           91,403     95.44        100.00
12                             1            27,867      0.01        11.500        626           27,867    100.00        100.00
                           -----      ------------    ------       -------        ---     ------------    ------        ------
TOTAL:                     8,048      $397,867,023    100.00%        9.224%       670     $     49,437     99.29%        98.69%
                           =====      ============    ======       =======        ===     ============    ======        ======

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 7 months.

-----------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    FIRST FRANKLIN MORTGAGE LOAN TRUST,
                        SERIES 2004-FFC
                        COLLATERAL SUMMARY

 ORIGINAL PREPAYMENT PENALTY TERMS

                                 AGGREGATE    PERCENT             WEIGHTED    AVERAGE    WEIGHTED
                     NUMBER OF   PRINCIPAL      of      WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    PERCENT
ORIGINAL PREPAYMENT   MORTGAGE    BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL      FULL
   PENALTY TERM        LOANS    OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING    LTV     DOCUMENTATION
-------------------  ---------  -----------   --------  --------  --------  -----------  --------  -------------
 None                   2,639   $ 96,945,846    24.37%   9.516%      660      $36,736     99.47%      98.70%
 12 Months                161     12,010,899     3.02    8.946       681       74,602     98.24       95.75
24 Months               5,248    288,910,278    72.61    9.138       673       55,052     99.27       98.82
                        -----   ------------   ------    -----       ---      -------     -----       -----
TOTAL:                  8,048   $397,867,023   100.00%   9.224%      670      $49,437     99.29%      98.69%
                        =====   ============   ======    =====       ===      =======     =====       =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 24 months.

CREDIT SCORES

                                    AGGREGATE    PERCENT             WEIGHTED    AVERAGE    WEIGHTED
                        NUMBER OF   PRINCIPAL      OF      WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      PERCENT
                         MORTGAGE    BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL
RANGE OF CREDIT SCORES    LOANS    OUTSTANDING     POOL     COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
----------------------  ---------  ------------  --------  --------  --------  -----------  --------  -------------
Not Available                 2    $    135,382     0.03%    9.763%     NA      $ 67,691      99.57%     100.00%
551 to 575                    1          36,518     0.01    10.875     558        36,518     100.00      100.00
576 to 600                   91       3,545,787     0.89    11.422     600        38,965      99.45      100.00
601 to 625                1,846      71,504,996    17.97    11.229     614        38,735      99.25      100.00
626 to 650                1,798      83,538,707    21.00    10.103     638        46,462      98.99       99.31
651 to 675                1,511      78,877,254    19.83     8.875     663        52,202      99.20       97.85
676 to 700                1,023      59,928,493    15.06     8.214     687        58,581      99.42       97.66
701 to 725                  756      42,354,948    10.65     7.869     712        56,025      99.47       97.30
726 to 750                  534      30,139,950     7.58     7.845     737        56,442      99.60       99.31
751 to 775                  328      18,294,301     4.60     7.877     762        55,775      99.69       99.32
776 to 800                  143       8,592,156     2.16     7.865     785        60,085      99.60       99.54
801 to 825                   15         918,532     0.23     7.766     805        61,235      99.77      100.00
                          -----    ------------   ------     -----     ---      --------      -----      ------
TOTAL:                    8,048    $397,867,023   100.00%    9.224%    670      $ 49,437      99.29%      98.69%
                          =====    ============   ======     =====     ===      ========      =====      ======

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 558 to 813 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 670.

----------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    FIRST FRANKLIN MORTGAGE LOAN TRUST,
                        SERIES 2004-FFC

                             ASSUMED MORTGAGE POOLS

                                                                                                 ORIGINAL
                                                                                                 MONTHS TO
                                             ORIGINAL  REMAINING    ORIGINAL      REMAINING     PREPAYMENT
                     MORTGAGE  NET MORTGAGE    TERM      TERM     AMORTIZATION   AMORTIZATION    PENALTY
CURRENT BALANCE ($)   RATE(%)      RATE(%)   (MONTHS)   (MONTHS)  TERM (MONTHS)  TERM (MONTHS)  EXPIRATION
-------------------  --------  ------------  --------  ---------  -------------  -------------  -----------
      162,029.69       9.019     8.499          120      114          360           354              0
       51,731.43       7.625     7.105          120      113          360           353             12
       80,780.05      10.202     9.682          120      114          360           354             24
   20,449,172.04       9.175     8.655          180      173          360           353              0
    1,840,796.14       9.026     8.506          180      173          360           353             12
   31,581,318.37       9.188     8.668          180      173          360           353             24
   70,808,880.99       9.628     9.108          240      233          360           353              0
    9,473,449.94       8.911     8.391          240      233          360           353             12
  248,429,390.26       9.128     8.608          240      233          360           353             24
       39,043.68       7.875     7.355          120      114          120           114              0
      531,212.29       8.366     7.846          180      174          180           174              0
       38,100.97       7.750     7.230          180      174          180           174             12
      286,599.69       8.893     8.373          180      174          180           174             24
    4,905,889.80       9.451     8.931          240      234          240           234              0
      606,820.52       9.440     8.920          240      233          240           233             12
    8,451,891.61       9.234     8.714          240      234          240           234             24
       49,617.11      11.750    11.230          360      354          360           354              0
       80,298.25       9.107     8.587          360      354          360           354             24

---------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.